                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:

[X]      Preliminary Proxy Statement
[_]      Confidential, for Use of the Commission Only (as permitted)
[_]      Definitive Proxy Statement by Rule 14a-6(e)(2)
[_]      Definitive Additional Materials
[_]      Soliciting Material Pursuant toss.240.14a-12


PILOT THERAPEUTICS HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)
-------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)      Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------

(2)      Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------

(4)      Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------

(5)      Total fee paid:

-------------------------------------------------------------------------

[_]      Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
-------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:
-------------------------------------------------------------------------

(3) Filing Party:
-------------------------------------------------------------------------

(4) Date Filed:
-------------------------------------------------------------------------

[PILOT THERAPEUTICS LOGO]


                        PILOT THERAPEUTICS HOLDINGS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 20, 2002


Dear Stockholder:

         You are cordially invited to attend the 2002 Annual Meeting of Stockholders (together with any adjournment thereof, the "Annual Meeting") of Pilot Therapeutics Holdings, Inc. (the "Company") which will be held on Thursday, June 20, 2002 at the Auditorium in the Piedmont Triad Community Research Center, located at 115 South Chestnut Street in Winston-Salem, North Carolina, at 3:00 p.m.

         At the Annual Meeting, stockholders will be asked to consider and vote upon the following matters:

         1. Election of two Class I Directors to hold office until the 2003 Annual Meeting of Stockholders; two Class II Directors to hold office until the 2004 Annual Meeting of Stockholders; and two Class III Directors to hold office until the 2005 Annual Meeting of Stockholders;

         2. Approval of an amendment to the Company's Certificate of Incorporation to authorize the issuance of 20,000,000 shares of preferred stock;

         3. Approval of amendments to the Company's 2001 Stock Incentive Plan to preserve the Company's ability to claim a tax deduction for certain plan awards and to make certain other changes designed to facilitate plan administration;

         4. Ratification of the appointment of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending December 31, 2002; and

         5.       Any other business that may properly come before the Annual
                  Meeting.

         Only stockholders of record at the close of business on the record date of April 26, 2002 are entitled to vote their shares at the Annual Meeting. A list of stockholders entitled to vote will be available for inspection during ordinary business hours at the executive offices of the Company at 101 North Chestnut Street, Suite 102, Winston-Salem, North Carolina 27101 for 10 days prior to the Annual Meeting.

         Your vote is important. A proxy card is enclosed for the convenience of those stockholders who do not plan to attend the Annual Meeting in person but desire to have their shares voted. If you do not plan to attend the Annual Meeting, please complete and return the proxy card in the envelope provided for that purpose. If you return your card and later decide to attend the Annual Meeting in person or for any other reason desire to revoke your proxy, you may do so at any time before your proxy is voted.

                                      By Order of the Board of Directors

                                      /s/ Floyd H. Chilton, III

                                      Floyd H. Chilton, III
                                      President, Chief Executive Officer
                                      and Chief Scientific Officer



Winston-Salem, North Carolina
May 14, 2002

                        PILOT THERAPEUTICS HOLDINGS, INC.
                      101 NORTH CHESTNUT STREET, SUITE 102
                       WINSTON-SALEM, NORTH CAROLINA 27101


                               PROXY STATEMENT FOR
                       2002 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 20, 2002


         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Pilot Therapeutics Holdings, Inc. (the "Company" or "Pilot") for use at the Company's Annual Meeting of Stockholders for the fiscal year ended December 31, 2002, and any adjournment thereof (the "Annual Meeting"), to be held on June 20, 2002 at the Auditorium in the Piedmont Triad Community Research Center, located at 115 South Chestnut Street in Winston-Salem, North Carolina, at 3:00 p.m. This proxy statement and the accompanying materials are being mailed to the Company's stockholders beginning on or about May 14, 2002.


                                     GENERAL

CAPITAL STOCK

         The Company's authorized capital stock currently consists of 50,000,000 shares of Common Stock, par value $0.001 per share ("Common Stock"). The Company has proposed to authorize the issuance of preferred stock. See "Proposal 2," below. As of April 26, 2002, there were 10,595,328 shares of Common Stock outstanding.

STOCKHOLDERS ENTITLED TO VOTE

         Only stockholders of record at the close of business on the record date of April 26, 2002 are entitled to vote their shares at the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote.

VOTING

         Holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting will constitute a quorum to conduct business. Assuming the existence of a quorum at the Annual Meeting, the vote required to approve each proposal is set forth below:

-        Proposal 1, "Election of            A plurality of the votes cast by
         Directors"                          the holders of shares of Common
                                             Stock.


-        Proposal 2, "Amendment              Affirmative vote of holders of a
         to Certificate of                   majority of the shares of Common
         Incorporation"                      Stock outstanding on the Record
                                             Date.


-        Proposals 3 and 4 and any           Affirmative vote of holders of a
         other matters to come before        majority of shares of Common Stock
         the Annual Meeting                  present in person or represented by
                                             proxy and entitled to vote at the
                                             Annual Meeting.

         Abstentions and non-votes by banks, brokerage houses, custodians, nominees and other fiduciaries ("broker non-votes") will be counted for the purpose of determining whether a quorum is present at the meeting. Because abstentions with respect to any matter are treated as shares present in person or represented by proxy and entitled to vote for the purposes of determining whether that matter has been approved by the stockholders, abstentions will have the same effect as negative votes for Proposals 2, 3 and 4, but will have no effect on Proposal 1. Broker non-votes and shares to which authority has been withheld with respect to any matter will not be included for determining whether stockholder approval of a matter has been obtained.

PROXIES

         If a stockholder properly completes and returns the accompanying proxy card, the shares represented by the proxy will be voted as the stockholder directs. IF THE PROXY CARD IS PROPERLY SIGNED AND RETURNED BUT NO INSTRUCTIONS ARE GIVEN BY THE STOCKHOLDER, THE SHARES WILL BE VOTED BY THE PROXIES NAMED HEREIN FOR THE ELECTION OF THE CLASS I, CLASS II AND CLASS III DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND FOR PROPOSALS 2, 3 and 4.

         A stockholder may revoke a proxy at any time before it is voted by filing a signed notice of revocation with the Secretary of the Company or by returning a properly completed proxy card bearing a later date. In addition, a stockholder may revoke a proxy by attending the Annual Meeting and voting in person.

SOLICITATION OF PROXIES

         The Company intends to request that banks, brokerage houses, custodians, nominees and other fiduciaries forward copies of these proxy materials to those persons for whom they hold shares and will, upon request, reimburse such fiduciaries for their reasonable costs incurred in doing so. In addition to solicitation by mail, certain officers and employees of the Company may solicit proxies in person or by telephone. Such officers and employees will not receive any specific compensation for such services. The cost of preparing, assembling, mailing and soliciting proxies and other miscellaneous expenses related thereto will be borne by the Company.


                        CHANGE IN CONTROL OF THE COMPANY

         On August 24, 2001, pursuant to a Stock Exchange Agreement dated as of August 1, 2001, Interallied Group, Inc. ("ILRG") issued 7,726,217 shares of its common stock in exchange for all of the issued and outstanding shares of stock of Pilot Therapeutics, Inc. ("PTI"). Prior to August 24, 2001, ILRG was a non-operating public shell corporation with no significant assets. ILRG was treated as the acquired company in the transaction, but it remained as the surviving legal entity, with PTI as its wholly-owned subsidiary.

         Subsequently, on October 2, 2001, ILRG entered into a Merger Agreement with the Company pursuant to which ILRG merged with and into the Company (then the wholly-owned subsidiary of ILRG), with the Company remaining as the surviving entity. In the merger, which became effective November 30, 2001, each outstanding share of ILRG common stock was converted into one share of the common stock of the Company. PTI is now a wholly-owned subsidiary of the Company. References to "Pilot" or the "Company" throughout this proxy statement (except Proposal 3) refer to (i) Pilot Therapeutics, Inc. for periods prior to November 30, 2001; and (ii) Pilot Therapeutics Holdings, Inc. on and after November 30, 2001.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The Company's Certificate of Incorporation (the "Charter"), provides that the number of directors of the Company shall be as specified in or filed in accordance with the bylaws of the Company (the "Bylaws"), but such number may be increased or decreased from time to time in such manner as may be prescribed in the Bylaws. In the absence of a bylaw specifying the number of directors, the number shall be seven. Commencing with the 2002 Annual Meeting, the Board of Directors shall be divided into three classes, Class I, Class II and Class III, as nearly equal in number as possible. Two Class I Directors will be elected at the Annual Meeting to serve until the 2003 annual stockholders meeting and his or her successor is elected and qualified, or until his earlier resignation or removal. Two Class II Directors will be elected at the Annual Meeting, each of whom will be elected to serve until the 2004 annual stockholders meeting and his or her successor is elected and qualified, or until his earlier resignation or removal. Two Class III Directors will be elected at the Annual Meeting, each of whom will be elected to serve until the 2005 annual stockholders meeting and his successor is elected and qualified, or until his earlier resignation or removal. There is currently one vacancy in the Class I Directors, and a nominee has not yet been found to fill the vacancy. Assuming the election of the nominees for Class I Director named in the proxy statement, there will be one vacancy that the Board intends to fill, pursuant to Pilot's bylaws, following identification of a qualified nominee.

         Each nominee has consented to being named in this proxy statement and to serve if elected. If any nominee should become unable to serve as a director prior to the Annual Meeting, the persons authorized by proxies will vote for the election of a substitute nominee recommended by the Board of Directors. Proxies may not be voted for a greater number of persons than the number of nominees named in the proxy statement.

         THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF COMMON STOCK VOTE FOR THE ELECTION OF JAMES W. JOHNSTON AND SANTO J. COSTA TO SERVE AS A CLASS I DIRECTORS, BRADLEY J. UNDEM AND MARGARET M. URQUHART TO SERVE AS CLASS II DIRECTORS AND FLOYD H. CHILTON, III AND GLENN J. KLINE TO SERVE AS CLASS III DIRECTORS. PROXIES WILL BE VOTED FOR THE NOMINEES NOMINATED BY THE BOARD OF DIRECTORS UNLESS INSTRUCTIONS ARE GIVEN TO THE CONTRARY.

INFORMATION CONCERNING NOMINEES FOR ELECTION AS CLASS I DIRECTORS

         Certain information as to each of the two nominees for election as a Class I Director is set forth below. The information appearing below and certain information regarding beneficial ownership of securities by such nominees contained in this proxy statement has been furnished to the Company by the nominees.

DIRECTOR                   AGE      BIOGRAPHICAL INFORMATION
--------                   ---      ------------------------
James W. Johnston          55       Mr. Johnston has been a director of the
                                    Company since May 1999. He has been
                                    President and Chief Executive Officer of
                                    Stonemaker Enterprises, Inc., a consulting
                                    and investment company, since July 1996. He
                                    previously served as Vice Chairman of RJR
                                    Nabisco, Inc., a holding company, from 1995
                                    to 1996. He also served as Chief Executive
                                    Officer of R.J. Reynolds Tobacco Co. from
                                    1989 - 1995 and Chairman from 1989 - 1996.
                                    Mr. Johnston also serves on the Board of
                                    Directors of Sealy Corporation.

Santo J. Costa             56       Mr. Costa has served on the Board of
                                    Directors since January 13, 2000. Since
                                    January 2002, he has been a consultant for
                                    Quintiles Transnational Corp., a contract
                                    pharmaceutical organization, where he was
                                    Vice Chairman from December 1999 to December
                                    2001 and President from April 1994 to
                                    December 1999. Prior to joining Quintiles,
                                    Mr. Costa spent 23 years in the
                                    pharmaceutical industry, most recently
                                    serving as Senior Vice President for
                                    Administration and General Counsel of Glaxo,
                                    Inc. Mr. Costa also serves on the Boards of
                                    Directors of NPS Pharmaceuticals, Inc. and
                                    CV Therapeutics, Inc.

INFORMATION CONCERNING NOMINEES FOR ELECTION AS CLASS II DIRECTORS

         Certain information as to each of the two nominees for election as a Class II Director is set forth below. The information appearing below and certain information regarding beneficial ownership of securities by such directors contained in this proxy statement has been furnished to the Company by the directors.

DIRECTOR                   AGE      BIOGRAPHICAL INFORMATION
--------                   ---      ------------------------
Bradley J. Undem, Ph.D.    45       Mr. Undem has been a Professor of Medicine
                                    and Physiology at the Asthma and Allergy
                                    Center of The Johns Hopkins University
                                    School of Medicine since 1987. He has served
                                    as a director of the Company since 1999.

Margaret M. Urquhart       52       Ms. Urquhart has been a director since April
                                    2001. She was the President of Krispy Kreme
                                    Stores, Inc. from December 1999 to December
                                    2000 and the President of Lowes Foods, Inc.
                                    from November 1995 to December 1999, where
                                    she had the distinction of being one of two
                                    women in the country to serve as president
                                    of a supermarket chain with more than 50
                                    stores.

INFORMATION CONCERNING NOMINEES FOR ELECTION AS CLASS III DIRECTORS

         Certain information as to each of the two nominees for election as a Class III Director is set forth below. The information appearing below and certain information regarding beneficial ownership of securities by such directors contained in this proxy statement has been furnished to the Company by the directors.

DIRECTOR                            AGE      BIOGRAPHICAL INFORMATION
--------                            ---      ------------------------
Floyd H. Chilton, III, Ph.D.        44       Dr. Chilton is Pilot's founder,
                                             President, Chief Executive Officer
                                             and Chief Scientific Officer. Prior
                                             to joining the Company as
                                             President, CEO and CSO in December
                                             2000, Dr. Chilton was Director of
                                             Molecular Medicine, Professor of
                                             Physiology and Pharmacology,
                                             Professor of Internal Medicine and
                                             Professor of Biochemistry at the
                                             Wake Forest University School of
                                             Medicine from 1991 to 2000 and
                                             Assistant Professor at the Johns
                                             Hopkins School of Medicine from
                                             1986 to 1991. Dr. Chilton holds 18
                                             issued and 25 pending patents. He
                                             has authored or co-authored over
                                             100 scientific articles and book
                                             chapters. Dr. Chilton has been a
                                             director of the Company since
                                             August 1998.

Glenn J. Kline                      38       Mr. Kline has been the Chairman of
                                             the Board of Directors since the
                                             Company's inception in August 1998.
                                             Since 1997, Mr. Kline has been
                                             Managing Partner of The Academy
                                             Funds ("Academy"), an early stage
                                             venture group. Academy actively
                                             participated in the formation of
                                             Pilot and continues to help guide
                                             Pilot's strategy and raise
                                             necessary funding. In the five
                                             years prior to joining Academy, Mr.
                                             Kline worked at Del Monte Foods
                                             Co., a $1.5 billion multinational
                                             corporation, where he was a member
                                             of the executive management team as
                                             Senior Director in charge of the
                                             Business Development and Strategic
                                             Planning Group. Prior to joining
                                             Del Monte Foods Co., Mr. Kline
                                             spent seven years at Ventana Growth
                                             Funds, a venture capital firm based
                                             in California where he last served
                                             as Vice President. He currently
                                             serves on the boards of directors
                                             for the University of North
                                             Carolina General Administration
                                             Partnership for Innovation, Sharp
                                             Vista Technologies, Inc. and
                                             Silicon Wireless Corporation.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors has standing Compensation and Audit Committees. The Board does not have a nominating committee, and the Board performs the functions that such committee would otherwise perform. Stockholders may nominate candidates for election to the Board by providing a written nomination to the Secretary of the Company not more than 150 calendar days nor less than 90 calendar days before the first anniversary date of the proxy statement for the previous year's annual stockholder meeting (or, if the Company did not hold a meeting of stockholders the previous year, or if the date of this year's meeting has been changed more than 30 days from the date of the prior annual meeting, nominations should be submitted 45 calendar days before the Company begins to print and mail its proxy material). Such nominations must be made in accordance with procedures established by the Bylaws. See "Stockholder Proposals," below.

         The Compensation Committee, consisting of Messrs. Kline and Undem, establishes the salary and incentive compensation for the Company's Chief Executive Officer and, based on recommendations from the Chief Executive Officer, for each of the Company's other executive officers and key employees. The Compensation Committee also administers the Company's equity compensation plans. The Audit Committee, consisting of Messrs. Kline and Johnston and Ms. Urquhart, reviews and recommends to the Board of Directors the independent accountants to be selected to audit the Company's financial statements and reviews the results and scope of the audit and other accounting-related services provided by the Company's independent accountants.

MEETINGS

         The Board of Directors held four meetings during fiscal 2001. The Compensation Committee held two meetings, and the Audit Committee held one meeting during fiscal 2001. All members of the Board of Directors attended at least 75% of the aggregate of all of the meetings of the Board of Directors and of each committee on which such member served during fiscal 2001 with the exception of James W. Johnston.


                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors is comprised of at least two directors who are considered independent under applicable National Association of Securities Dealers rules. The Committee operates under a written charter adopted by the Board in December 2001, a copy of which is attached to these proxy materials as Exhibit A.

         As noted above, the primary purpose of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. The Audit Committee annually reviews and recommends to the Board the selection of the Company's independent accountants.

         Management is responsible for preparing the Company's financial statements. The independent accountants are responsible for performing an independent audit of the Company's audited financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes.

         In this context, the Committee has reviewed and discussed the audited financial statements with management and the independent accountants. The Committee also has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect.

         The Company's independent accountants also provided to the Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and the Committee discussed with the independent accountants that firm's independence.

         Based on the above discussions and review with management and the independent accountants, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001 for filing with the Commission.

         Respectfully submitted by the Audit Committee of the Board of
Directors:


AUDIT COMMITTEE

Glenn J. Kline, Chairman
James W. Johnston
Margaret M. Urquhart


                              DIRECTOR COMPENSATION

         The Company's Bylaws provide that the Board of Directors may by resolution from time to time fix the compensation of directors. The Company's directors currently receive no cash compensation for service on the Board. In March 2001, Messrs. Costa, Johnston and Undem each received a nonqualified option to purchase 30,000 shares of Common Stock at a per share exercise price equal to the fair market value of the Common Stock on the date of grant as determined by the Board of Directors. Ms. Urquhart received an option with the same per share exercise price and terms in May 2001. All of such options vest quarterly over 36 months. Each director also received a nonqualified option to purchase 6,000 shares at a per share exercise price equal to the fair market value of the Common Stock on the date of grant as determined by the Board of Directors in August 2001. These options vest monthly over 24 months. In addition, each director who is not also an employee of the Company is entitled to reimbursement from the Company for his or her reasonable expenses incurred in attending meetings of the Board of Directors.

                    INFORMATION CONCERNING EXECUTIVE OFFICERS

         Certain information as to executive officers of the Company not identified above is set forth below. Executive officers are appointed by and serve at the pleasure of the Board. The information appearing below and certain information regarding beneficial ownership of securities by such executive officers contained in this proxy statement has been furnished to the Company by the executive officers.

EXECUTIVE OFFICER          AGE      BIOGRAPHICAL INFORMATION
-----------------          ---      ------------------------
Beth W. Fordham-Meier      36       Ms. Fordham-Meier has been the Vice
                                    President - Corporate Development (formerly
                                    Business Development) of PTI since June
                                    1999. Ms. Fordham-Meier joined PTI with over
                                    15 years experience in biotechnology and
                                    pharmaceutical licensing, intellectual
                                    property management, and business
                                    development and planning. Prior to joining
                                    PTI, she served as Wake Forest University's
                                    Patent Administrator and Director of
                                    Technology Transfer and Industry Relations
                                    from September 1993 to May 1999.

David J. Mills             35       Mr. Mills became the Treasurer, Secretary
                                    and Controller of the Company in December
                                    2001 after joining the Company as Controller
                                    in October 2001. Prior to joining the
                                    Company, Mr. Mills spent over 11 years with
                                    the accounting firm of Ernst & Young LLP,
                                    most recently as an audit senior manager in
                                    the North Carolina Entrepreneurial Services
                                    Practice. Mr. Mills is a Certified Public
                                    Accountant and a member of the American
                                    Institute of Certified Public Accounts. He
                                    received his B.S. in accounting from
                                    Virginia Tech.

John C. Voller             55       Mr. Voller has been the Vice President of
                                    Marketing of PTI since January 2002, and he
                                    served as the Vice President of Sales for
                                    PTI from September 2001 to January 2002. Mr.
                                    Voller has over 24 years of marketing
                                    experience, most recently as Senior Product
                                    Manager at Glaxo SmithKline from 1997 to
                                    September 2001. Previously, Mr. Voller spent
                                    10 years with Warner-Lambert (now Pfizer),
                                    most recently as the Director of
                                    Professional Sales and Marketing, and worked
                                    for Bristol-Myers Squibb for the prior 12
                                    years. Some of the products introduced and
                                    or marketed under Mr. Voller include major
                                    brands such as Listerine(R)Mouthwash,
                                    Benadryl(R)Allergy Medication, and
                                    Lubriderm(R)Skin Care products. He also
                                    directed the launches of products such as
                                    Benadryl(R)Dye Free and Cool Mint
                                    Listerine(R).

John W. Crain              54       Mr. Crain joined PTI as the Vice President
                                    of Sales in January 2002. Mr. Crain has over
                                    30 years of experience in the
                                    over-the-counter market, most recently as
                                    Vice-President of Sales and Marketing at
                                    Dickinson Brands, Inc., a manufacturer and
                                    distributor of witch hazel products, from
                                    June 1997 to February 2001. In that position
                                    he was responsible for developing and
                                    directing sales and marketing efforts. Prior
                                    to joining Dickinson Brands, Mr. Crain
                                    served as Vice President of Sales for seven
                                    years at Goody's Pharmaceuticals (later the
                                    Goody's Division of Block Drug), where he
                                    directed all sales activities for Goody's
                                    Headache Powders. From 1979 to 1991, Mr.
                                    Crain was a regional sales manager at Warner
                                    Lambert (now Pfizer). Mr. Crain has
                                    introduced and/or marketed products such as
                                    Listerine(R), Efferdent(R), Lubriderm(R) and
                                    Benadryl(R).

                             EXECUTIVE COMPENSATION

         The following table sets forth certain information regarding compensation paid by the Company for the fiscal year ended December 31, 2001 to the Company's Chief Executive Officer (the "Named Officer"). None of the other executive officers of the Company earned in excess of $100,000 in 2001. Thus, no disclosure with respect to compensation of such officers is required under SEC rules.

                           SUMMARY COMPENSATION TABLE


                                                                                  LONG-TERM       ALL OTHER
                                                                                  ---------       ---------
                                                                                 COMPENSATION    COMPENSATION
                                                                                 ------------    ------------
                                        ANNUAL COMPENSATION                         AWARDS          ($) (2)
                                        -------------------                         ------          -------
                                                                                    SHARES
 NAME AND                                                       OTHER ANNUAL      UNDERLYING
PRINCIPAL POSITION            YEAR(1)   SALARY($)   BONUS($)   COMPENSATION($)    OPTIONS(#)
------------------            -------   ---------   --------   ---------------    ----------
Floyd H. Chilton, III          2001     $180,000      --             --             118,000          $570
 President, Chief
 Executive Officer
 and Chief Scientific
 Officer

-----------

(1)      Prior to 2001, the Company was not a reporting company pursuant to
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended.

(2)      Consists of life insurance premiums paid by the Company.

OPTION GRANTS

         The following table sets forth information regarding grants of stock options to the Named Officer pursuant to the Company's stock incentive plans during fiscal 2001.

                        OPTION GRANTS IN LAST FISCAL YEAR


                    NUMBER OF             % OF
                    SECURITIES       TOTAL OPTIONS
                    UNDERLYING         GRANTED TO        EXERCISE
                     OPTIONS      EMPLOYEES IN FISCAL    PRICE PER
NAME                GRANTED(#)            YEAR          SHARE($/SH)    EXPIRATION DATE
                    -------------------------------------------------------------------
Floyd H. Chilton    30,000(1)             2.6%            $0.425            4/9/11
                     3,000(2)             0.3%            $ 2.75           8/18/06
                    85,000(3)             7.4%            $ 9.90          12/27/06

---------

(1) This nonqualified option has a term of 10 years and vests in 25 equal monthly installments beginning May 10, 2001.

(2) This incentive option has a term of five years and vests in nine equal quarterly installments beginning August 9, 2001.

(3) This incentive option has a term of five years. The option to purchase 14,170 shares vests on June 28, 2002, and the remainder of the option vests in 10 equal quarterly installments beginning on September 28, 2002.

         The following table sets forth information with respect to (i) shares acquired upon exercise by the Named Officer in 2001 and (ii) unexercised stock options granted under the Company's stock incentive plans as of the end of fiscal 2001.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

                                                                    NUMBER OF
                                                              SECURITIES UNDERLYING           VALUE OF UNEXERCISED
                                                               UNEXERCISED OPTIONS            IN-THE-MONEY OPTIONS
                                                          HELD AT DECEMBER 31, 2001(#)     AT DECEMBER 31, 2001($)(2)
                                                          ----------------------------     --------------------------
                              SHARES
                           ACQUIRED ON        VALUE
      NAME                 EXERCISE(#)    REALIZED($)(1)   EXERCISABLE      UNEXERCISABLE      EXERCISABLE   UNEXERCISABLE
      ----                 -----------    --------------   -----------      -------------      -----------   -------------
Floyd H. Chilton, III          --               --            7,336            110,664            $63,187      $221,063

------------

(1) Calculated by determining the difference between the market value per share on the date of exercise and the exercise price for the respective options.

(2) Calculated by determining the difference between the market value of $9.25 per share for the Common Stock underlying the options at December 31, 2001 and the exercise prices of the Named Officer's options.


                      EQUITY COMPENSATION PLAN INFORMATION

         The following table sets forth information as of the end of the Company's 2001 fiscal year with respect to compensation plans under which equity securities of the company are authorized for issuance.

                                                     (A)                      (B)                      (C)
                                                                                               Number of Securities
                                                                                             Remaining Available for
                                                                                              Future Issuance Under
                                           Number of Securities To      Weighted-Average       Equity Compensation
                                           be Issued upon Exercise     Exercise Price of         Plans (Excluding
                                           of Outstanding Options,    Outstanding Options,   Securities Reflected in
                                             Warrants and Rights      Warrants and Rights          Column (A))
                                           -----------------------    --------------------   -----------------------
Equity Compensation Plans Approved by             1,529,852                  $1.653                 1,135,768
the Company's Stockholders

Equity Compensation Plans Not Approved              20,000                    $.50                    20,000
by the Company's Stockholders

Total                                             1,549,852                  $1.645                 1,155,768

NON-STOCKHOLDER APPROVED AGREEMENT

         On March 9, 2000, PTI granted an option to purchase 10,000 shares of PTI Common Stock at an exercise price of $1.00 per share to Century Capital Associates, LLC, a consulting firm ("CCA"), in exchange for CCA's services in locating and negotiating a transaction with one or more strategic pharmaceutical partners (the "CCA Option"). As a result of PTI's share exchange transaction with ILRG in August 2001 and the subsequent reincorporation transaction in November 2001, the CCA Option was assumed and converted into an option to purchase 20,000 shares of Company Common Stock at an exercise price of $.50 per share. The CCA Option was fully vested upon grant and expires March 9, 2005.

                       BENEFICIAL OWNERSHIP OF DIRECTORS,
                EXECUTIVE OFFICERS AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of April 26, 2002 by (i) each person known by the Company to own beneficially more than 5% of the Common Stock, (ii) each director of the Company, (iii) each director nominee, (iv) the Named Officer and (v) all executive officers and directors as a group.

                                                                                  COMMON STOCK
                                                                                  ------------

                                                                AMOUNT AND NATURE OF
NAME AND ADDRESS                                              BENEFICIAL OWNERSHIP (1)          PERCENT OF CLASS
----------------                                              ------------------------          ----------------
Centennial Venture Partners, LLC                                   1,554,346                         14.7%
920 Main Campus Drive, Suite 400
Raleigh, NC 27606

Wake Forest University Office of Technology                        1,125,000                         10.6%
  Asset Management
Wake Forest School of Medicine
Medical Center Boulevard
Winston-Salem, NC 27517

Academy Venture Fund, LLC                                            941,748                          8.9%
11540 North Community House Road, Suite 150
Charlotte, NC 28227

Quintiles Transnational Corp.                                      2,088,773(2)                      16.5%
4709 Creekstone Drive, Suite 200
Durham, NC 27703

Dr. Floyd H. Chilton, III                                          1,963,094(3)                      18.5%
c/o Pilot Therapeutics Holdings, Inc.
Albert Hall
101 North Chestnut Street, Suite 102
Winston-Salem, NC 27101

Glenn J. Kline                                                     2,496,094(4)                      23.6%
c/o Centennial Venture Partners, LLC
920 Main Campus Drive, Suite 400
Raleigh, NC 27606

James W. Johnston                                                    105,220(5)                       1.0%
c/o Stonemarker Enterprises, Inc.
380 Knollwood Street, Suite 570
Winston-Salem, NC 27103

Santo J. Costa                                                        40,064(6)                         *
108 Martinique Place
Cary, NC 27511

Bradley J. Undem                                                      46,260(7)                         *
c/o Johns Hopkins University School of Medicine
Bayview Medical Center
Department of Medicine JHAAC 3A.44
3400 North Charles Street
Baltimore, MD 21218

Margaret M. Urquhart                                                  23,782(8)                         *
851 West Fourth Street, #19
Winston-Salem, NC 27101

All directors and executive officers as a group                    4,880,975(9)                      44.6%
(10 persons)

   * Less than 1%.

(1) Beneficial ownership is determined in accordance with the rules of the Commission and is based upon filings made by such persons with the Commission and upon information provided to the Company. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of the record date are deemed outstanding. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and as provided pursuant to applicable community property laws, the stockholders named in the table have sole voting and investment power with respect to the shares set forth opposite each stockholder's name.

(2) Based on a Schedule 13G filed jointly by Quintiles Transnational Corp. ("Quintiles") and PharmaBio Development Inc. ("PharmaBio") on December 21, 2001. Pursuant to an agreement between PharmaBio, a subsidiary of Quintiles, and Pilot Therapeutics, Inc. ("PTI"), a subsidiary of Pilot, PharmaBio has made loans to PTI in the aggregate amount of $4,000,000. This amount is convertible by PharmaBio into Pilot's Common Stock based on the "conversion price" as defined in such agreement, which is subject to adjustment in accordance with such agreement. Based on an assumed conversion price of $1.915 per share and the current outstanding loan amount of $4,000,000, PharmaBio has the right to acquire 2,088,773 shares of Pilot's Common Stock. See "Certain Transactions," below.

(3) Includes 1,527,500 shares that Dr. Chilton owns directly, 422,500 shares that Dr. Chilton may be deemed to indirectly beneficially own as a result of family holdings and 13,004 shares that Dr. Chilton has the right to acquire within 60 days pursuant to the exercise of certain options.

(4) The reporting person is the Senior Managing Director of Centennial Venture Partners, LLC and Academy Venture Fund, LLC, which own the reported securities. The reporting person disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein.

(5) Includes 67,292 shares that Mr. Johnston owns directly and 37,928 shares that may be acquired pursuant to options exercisable within 60 days.

(6) Represents shares that may be acquired pursuant to options exercisable within 60 days.

(7) Represents shares that may be acquired pursuant to options exercisable within 60 days.

(8) Includes 12,500 shares that Ms. Urquhart owns directly and 11,282 shares that may be acquired pursuant to options exercisable within 60 days. See "Certain Transactions," below.

(9) Includes an aggregate of 206,551 shares that may be acquired pursuant to options exercisable within 60 days and that are held by executive officers who are not also directors.


                              CERTAIN TRANSACTIONS

TRANSACTIONS WITH WAKE FOREST UNIVERSITY

         In December 1998, PTI entered into a license agreement with Wake Forest University ("Wake Forest") whereby it licensed certain products and patented processes from Wake Forest in exchange for Common Stock. PTI is required to pay Wake Forest license fees and milestone payments based upon the achievement of certain product development events related to each licensed product, as defined in the agreement. In addition, PTI is obligated to pay royalties, ranging from 3% to 5%, to Wake Forest based on net sales of products related to the licenses obtained, with a minimum royalty of $30,000 beginning in the year ended December 31, 2001. PTI has the option to issue warrants to Wake Forest, in an amount determined by the terms of the agreement, to purchase common stock with an exercise price of $1.00 per share in lieu of the cash payment of the minimum royalty until net sales of licensed products exceed $5 million in a calendar year.

         PTI also entered into a research agreement with Wake Forest whereby Wake Forest will perform sponsored research. Beginning in July 1999, the agreement requires PTI to pay Wake Forest a minimum of $50,000 per year for research through the year ending December 31, 2002.

         In connection with a research agreement with Wake Forest, PTI entered into a sponsored research sub-agreement in March 2001. The term of this sub-agreement was extended from March 2001 to October 2001, with a final report due no later than November 7, 2001. In exchange for research assistance, PTI is to pay fees to Wake Forest in the aggregate of $170,356 over the specified term of the agreement. Certain research milestones, the initiation of the project and the presentation of the final report trigger the final cash payments to be made by PTI. During 2001, PTI paid an aggregate of $43,000 to Wake Forest under the terms of the research sub-agreement.

TRANSACTIONS WITH AFFILIATES OF QUINTILES TRANSNATIONAL CORPORATION

         On June 22, 2001, PTI entered into an Investment and Royalty Agreement and Loan Agreement with PharmaBio Development, Inc. ("PharmaBio") and a Commercialization Agreement with Innovex LP ("Innovex"). Innovex and PharmaBio are commonly controlled by Quintiles Transnational Corporation ("Quintiles"), which is the beneficial owner of approximately 16.5% of the Company's Common Stock. Santo J. Costa, a director of the Company, is the former President and Vice Chairman of Quintiles and is currently a consultant to Quintiles.

         Under the Commercialization Agreement, Innovex will provide sales force services and certain marketing services on a fee-for-service basis to PTI in connection with the development and promotion of certain proprietary technology specified in the Commercialization Agreement. Innovex will supply a sales force to the Company beginning on the date the sales force is launched, and continuing for five years. The Commercialization Agreement is non-cancelable by PTI or Innovex during the five-year term, except for a material breach by or bankruptcy of either party, termination of the Investment and Royalty Agreement or if commercialization of the proprietary technology is no longer being pursued.

         Under the Investment and Royalty Agreement, PharmaBio will fund 50% of the estimated $55,000,000 total commercialization cost under the Innovex Commercialization Agreement, during the five-year term following launch, provided that, without the approval of PharmaBio, such obligation will not exceed (i) $6,000,000 for any single year; or (ii) $30,000,000 in the aggregate. The funding will be structured so that 10% of the total estimated commitment amount will be paid upon launch of the Innovex sales force and the remaining amount will be paid in equal quarterly payments during the five-year term. Further, in exchange for PharmaBio's funding commitments, PTI shall pay PharmaBio royalties on sales of a specified product covered by the Commercialization Agreement of 10% in years one through six and 5% in year seven, such rates subject to adjustment as set forth in the Investment and Royalty Agreement to provide PharmaBio a minimum rate of return.

         Under the Loan Agreement, PTI has a $6,000,000 line of credit (the "Loan"). The Loan is available to PTI for general working capital purposes with $4,000,000 outstanding at December 31, 2001. Under the Loan Agreement, the final $2,000,000 would have been available had the Company consummated of a defined equity sale by December 31, 2001, which the Company did not complete. Since a defined equity sale was not consummated by December 31, 2001, the final $2,000,000 will not become available. The Loan accrues interest at the greater of 10% or prime plus 2.5%. Interest on the Loan is payable quarterly, and the principal will be due in a lump sum payment at the end of the 36-month term. The Loan has a commitment fee in the amount of 1% of each increment outlined above that becomes available to PTI, which is paid on the first anniversary of the date on which the increment becomes available.

         PharmaBio may at any time elect to convert the Loan, including the quarterly interest payments and the commitment fee, into shares of the Company's Common Stock based on a "conversion price" as defined in the Loan Agreement, which ranges from $1.915 to $2.50 per share. Additionally, on or before the maturity date, PharmaBio may purchase additional shares of the Company's Common Stock at the conversion price up to an amount equal to the difference between the total credit availability under the Loan and the amounts outstanding under the Loan.

FINANCING TRANSACTIONS WITH CENTENNIAL VENTURE FUND, LLC AND ACADEMY VENTURE FUND, LLC

         On December 11, 1998, Centennial Venture Fund, LLC, a limited liability company managed by an entity of which Glenn J. Kline, Chairman of the Company's Board of Directors, is Managing Partner ("Centennial"), purchased 500,000 shares of PTI's Series A Preferred Stock for an aggregate purchase price of $500,000. In connection with the purchase, PTI issued to Centennial a warrant to purchase 250,000 shares of its Common Stock. On November 1, 1999, Centennial made a bridge loan to PTI in the amount of $250,000, in exchange for a convertible promissory note. Effective June 6, 2000, in accordance with the terms of the convertible note, the accrued interest was capitalized and such note was exchanged for a new convertible promissory note in the amount of $263,875 and a warrant to purchase 65,969 shares of PTI's Common Stock.

         On February 21, 2000, Academy Venture Fund, LLC, a limited liability company managed by an entity of which Mr. Kline is Managing Partner ("Academy"), acquired 100,000 shares of PTI's Series A Preferred Stock, as well as the related warrant to purchase 25,000 shares of PTI's Common Stock, from the original purchaser for an aggregate purchase price of $100,000. On March 6, 2000, Academy made a bridge loan to PTI in the amount of $250,000 in exchange for a convertible promissory note and a warrant to purchase 62,500 shares of PTI's Common Stock. On November 27, 2000, Academy made an additional bridge loan to PTI in the amount of $500,000 in exchange for a convertible promissory note.

         On February 28, 2001, Academy purchased 130,548 shares of PTI's Series B Preferred Stock for an aggregate purchase price of $500,000. In addition, on February 28, 2001, Centennial's convertible promissory note in the original principal amount of $263,875 was converted into 73,143 shares of PTI's Series B Preferred Stock, and Academy's convertible promissory notes in the original principal amounts of $250,000 and $500,000 were converted into an aggregate of 204,007 shares of PTI's Series B Preferred Stock.

         On August 24, 2001, all of PTI's Series A and Series B Common Stock converted into shares of PTI's Common Stock, and each share of PTI's Common Stock was exchanged for two shares of Common Stock of ILRG in a recapitalization transaction (the "Recapitalization"). Subsequent to the Recapitalization, effective November 30, 2001, ILRG reincorporated in Delaware in a transaction in which ILRG merged with and into the Company (then a wholly-owned subsidiary of ILRG), and each share of ILRG's Common Stock was converted into one share of the Company's Common Stock.

         On April 4, 2002, Academy purchased 25,000 shares of the Company's Common Stock in a private transaction for an aggregate purchase price of $100,000. In addition, Academy has proposed to invest an additional $475,000 in the Company as part of the additional financing the Company is currently seeking.

ADDITIONAL DIRECTOR AND OFFICER FINANCING TRANSACTIONS

         On April 28, 2000, James W. Johnston, a director of the Company, made a bridge loan to PTI in the amount of $100,000, in exchange for a convertible promissory note and a warrant for 25,000 shares of PTI's Common Stock. On February 28, 2001, this promissory note was converted into 27,953 shares of PTI's Series B Preferred Stock, which shares were later converted into shares of Common Stock of ILRG in the Recapitalization.

          On April 28, 2000, Sara Brooks Strassle, then the Chief Executive Officer and a director of Pilot, made a bridge loan to PTI in the amount of $50,000, in exchange for a convertible promissory note and a warrant for 12,500 shares of PTI's Common Stock. On February 28, 2001, this promissory note was converted into 13,977 shares of PTI's Series B Preferred Stock, which shares were later converted into shares of Common Stock of ILRG in the Recapitalization.

         On November 27, 2000, Russell Armistead, then the interim Chief Financial Officer and a director of PTI, made a bridge loan to PTI in the amount of $25,000, in exchange for a convertible promissory

\
note. On February 28, 2001, this promissory note was converted into 6,666 shares of PTI's Series B Preferred Stock, which shares were later converted into shares of Common Stock of ILRG in the Recapitalization.

         In addition, on January 9, 2002, the Company issued 479,500 shares of common stock to accredited investors in a private placement of securities exempt from registration under Rule 506 under the Securities Act of 1933. These shares were sold at a purchase price of $4.00 per share, for aggregate gross proceeds of $1,918,000. Margaret Urquhart, a director of the Company, purchased 12,500 shares of the Company's Common Stock in the private placement for an aggregate purchase price of $50,000.


                                   PROPOSAL 2

     APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION

         The Board of Directors has approved, and recommends that the stockholders adopt, a proposal to amend the Company's Certificate of Incorporation to create a new class of preferred stock, $.001 par value per share ("Preferred Stock"), consisting of 20,000,000 shares of "blank check" Preferred Stock and has directed that the proposal be submitted to the stockholders at the Annual Meeting. The amendment authorizing and creating the Preferred Stock is set forth in Article IV of the proposed Amended and Restated Certificate of Incorporation, which is attached to this Proxy Statement as Exhibit B. Except as modified in Article IV, the Amended and Restated Certificate of Incorporation does not modify the current Certificate of Incorporation in any way.

DESCRIPTION OF PREFERRED STOCK

         If this proposal is adopted, upon the filing of the Amended and Restated Certificate of Incorporation with the Delaware Secretary of State, the Board of Directors will be authorized to issue the Preferred Stock, from time to time, in one or more series, with such preferences, voting rights, dividend or interest rates, conversion prices, redemption prices, maturity dates, qualifications and other special or relative rights or privileges as the Board of Directors, subject to certain limitations, may determine. The shares of Preferred Stock would be available for issuance without any further action by the stockholders, except as required by law or the rules of any national securities exchange on which the Company's shares may be traded. Shares of Preferred Stock could be issued publicly or privately, in one or more series and each series of Preferred Stock could rank senior to the Common Stock of the Company with regard to dividends and liquidation rights.

REASONS FOR APPROVAL

         The Board of Directors believes it is in the best interests of the Company to create the preferred stock. The Board believes that the creation of the Preferred Stock enhances the Company's flexibility in connection with possible future actions, such as financings, mergers, acquisitions, the formation of strategic alliances for the development of the Company's products and other corporate purposes. The Board of Directors also believes that the creation of the Preferred Stock will better position the Company to consider and respond to future business opportunities and needs. By approving the creation of the Preferred Stock, the Company will be able to issue the Preferred Stock without the expense and delay of a special stockholders' meeting.

POSSIBLE EFFECTS OF AMENDMENT REGARDING PREFERRED STOCK

         Even though not intended by the Board, the possible overall effect of the creation of the Preferred Stock on the holders of Common Stock (the "Common Stockholders") may include the dilution of their ownership interests in the Company, the continuation of the current management of the Company, prevention of mergers with or business combinations by the Company and the discouragement of possible tender offers for shares of Common Stock.

         If any shares of Preferred Stock are issued with conversion rights and are converted into Common Stock, the Common Stockholders' voting power and percentage ownership of the Company would be diluted and such issuances could have an adverse effect on the market price of the Common Stock. Additionally, the issuance of shares of Preferred Stock with certain rights, preferences and privileges senior to those held by the Common Stock could diminish the Common Stockholders' rights to receive dividends if declared by the Board and to receive payments upon the liquidation of the Company.

         If shares of Preferred Stock are issued, approval by such shares, voting as a separate class, could be required prior to certain mergers with or business combinations by the Company. These factors could discourage attempts to purchase control of the Company even if such change in control may be beneficial to the Common Stockholders. Moreover, the issuance of Preferred Stock having general voting rights together with the Common Stock to persons friendly to the Board could make it more difficult to remove incumbent management and directors from office even if such changes would be favorable to stockholders generally.

         If shares of Preferred Stock are issued with conversion rights, the attractiveness of the Company to a potential tender offeror for the Common Stock may be diminished. The purchase of the additional shares of Common Stock or Preferred Stock necessary to gain control of the Company may increase the cost to a potential tender offeror and prevent the tender offer from being made even though such offer may have been desirable to many of the Common Stockholders.

         The ability of the Board, without any additional stockholder approval, to issue shares of Preferred Stock with such rights, preferences, privileges and restrictions as determined by the Board could be employed as an anti-takeover device. While the amendment is not intended for that purpose and is not proposed in response to any specific takeover threat known to the Board, issuance of shares of Preferred Stock could be used to impede a change of control of the Company. Any such issuance of Preferred Stock in the takeover context, however, would be subject to compliance by the Board with applicable principles of fiduciary duty.

         The Board believes that the financial flexibility offered by the amendment outweighs any of its disadvantages. To the extent the proposal may have anti-takeover effects, the proposal may encourage persons seeking to acquire the Company to negotiate directly with the Board to consider the proposed transaction in a non-disruptive atmosphere and to discharge effectively its obligation to act on the proposed transaction in a manner that best serves all the stockholders' interests. It is also the Board's view that the existence of the Preferred Stock should not discourage a third party from proposing a merger or other transaction at a price reflective of the true value of the Company and which is in the interests of its stockholders.

         Under Delaware law, stockholders will not have any dissenter's or appraisal rights in connection with this proposal. If the amendment is approved by the stockholders, it will become effective upon the Company's executing, acknowledging and filing the Amended and Restated Certificate of Incorporation in accordance with the General Corporation Law of the State of Delaware.

         THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION AS DESCRIBED HEREIN. PROXIES WILL BE VOTED FOR THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION UNLESS A VOTE AGAINST THIS PROPOSAL OR ABSTENTION IS SPECIFICALLY INDICATED.

                                   PROPOSAL 3

               APPROVAL OF AMENDMENT TO 2001 STOCK INCENTIVE PLAN

         The Board of Directors, subject to approval of the Company's stockholders, has approved the amendment and restatement of the 2001 Stock Incentive Plan (the "plan") in order to make certain revisions designed to protect the Company's ability to claim deductions under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and to make certain other modifications intended to facilitate plan administration. Except as discussed herein, approval of this amendment will not alter or amend the other provisions of the plan.

         Section 162(m) of the Code denies an employer a deduction for compensation in excess of $1,000,000 paid to "covered employees" (generally, the named executives in the summary compensation table) of a publicly held corporation unless the compensation is performance-based compensation. The
Section 162(m) regulations generally require that shareholders approve the material terms of compensation performance goals, and that performance goals be submitted for reapproval five years after initial shareholder approval, or earlier if the performance goals are materially modified.

         The material terms subject to shareholder approval include (i) the employees eligible to receive compensation; (ii) a description of the business criteria upon which the performance goal is based; and (iii) the maximum dollar amount of compensation that may be paid to an employee during a specified period if the performance goal is met. These terms are described below. No executive currently earns compensation in excess of $1,000,000, but the Company believes it is in its best interests for the plan to be structured to enable the Company to claim an exemption for such compensation where possible to do so.

         The discussion that follows summarizes the proposed amendments to the 2001 Stock Incentive Plan and describes the material terms of the current plan. The summary is subject, in all respects, to the full text of the plan, which is attached to this proxy statement as Exhibit C.

SUMMARY OF THE 2001 INCENTIVE PLAN

BACKGROUND

         The purpose of the 2001 Stock Incentive Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors and non-employee directors capable of contributing to the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company's business and to afford such persons an additional opportunity to acquire a proprietary interest in the Company. The Compensation Committee of the Board (the "Committee") has authority to administer the plan, unless the Board elects to exercise the power of the Committee in administering the plan.

         Any employee, officer, consultant, independent contractor or director providing services to the Company and its subsidiaries will be eligible to be selected by the Committee to receive an award under the plan. As of April 26, 2002, there were approximately 14 employees, five non-employee directors and two consultants and independent contractors who were eligible to be selected by the Committee to receive an award under the plan.

         The plan provides for the issuance of up to 1,200,000 shares of Common Stock, subject to adjustment in the event of a dividend or other distribution, recapitalization, stock split, reorganization, merger or other similar change in the corporate structure or stock of the Company. Shares of Common Stock subject to awards under the plan which are not used or are forfeited because the terms and conditions of the awards are not met, or because the award terminates without delivery of any shares, may again be used for awards under the plan. Common Stock used by a participant as full or partial payment to the Company of the purchase price relating to an award, or in connection with the satisfaction of tax obligations relating to an award will also be available for awards under the plan. The Common Stock issued under the plan may be authorized but unissued shares, treasury shares or shares acquired on the open market or otherwise.

         No participant may be granted options and any other award, the value of which is based solely on an increase in the price of the Common Stock, relating to more than 100,000 shares in the aggregate in any calendar year (subject to adjustment as provided above). The plan is proposed to be amended to establish a separate annual limitation on awards settled in cash. See "Proposed Amendments to the 2001 Stock Incentive Plan," below.

TYPES OF AWARDS

         The types of awards that may be granted under the plan are stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, other stock grants, other stock based awards and any combination of awards. Certain terms related to awards are discussed below.

Stock Options

         Incentive options meeting the requirements of Section 422 of the Code and nonqualified options may be granted under the plan. The Committee determines the exercise price of any stock option granted under the plan. The plan currently provides that the exercise price may not be less than 100% of the fair market value of the Common Stock on the date of grant (or 110% of fair market value with respect to incentive options granted to a participant who owns more than 10% of the total voting power of all classes of voting stock of Pilot or a related corporation) although the plan is proposed to be amended to permit the grant of nonqualified options at an exercise price of no less than 85% of the fair market value on the date of grant. See "Proposed Amendments to the 2001 Stock Incentive Plan," below. On April 26, 2002, the closing price of the Common Stock on the OTC Bulletin Board was $5.00. Stock options will be exercisable at such times as the Committee determines, but the option exercise period will not be longer than 10 years from the date of grant (or five years for grants to participants owning more than 10% of the total voting power of all classes of voting stock of Pilot or a related corporation). The Committee may grant reload options when a participant pays the exercise price or tax withholding upon exercise of an option by using shares of Common Stock. The reload option will entitle the participant to acquire Common Stock equal to the number of shares of Common Stock surrendered or withheld.

Stock Appreciation Rights

         The Committee may grant stock appreciation rights exercisable at such times and subject to such conditions or restrictions as the Committee may determine. Upon exercise of a stock appreciation right by a holder, the holder is entitled to receive the excess of the fair market value of one share of Common Stock on the date of exercise over the fair market value of one share of Common Stock on the date of grant. The payment may be made in cash or Common Stock, or other form of payment, as determined by the Committee. The grant price for stock appreciation rights will be not less than the fair market value of the Common Stock on the date of grant.

Restricted Stock and Restricted Stock Units

         The Committee may grant shares of restricted stock and restricted stock units subject to such restrictions and terms and conditions as the Committee may impose. Shares of restricted stock granted under the plan will be evidenced by stock certificates, which will be held by the Company, and the Committee may, in its discretion, grant voting and dividend rights with respect to such shares. A restricted stock unit will have a value equal to the fair market value of one share of Common Stock and may include, if so determined by the Committee, the value of any dividends or other rights or property received by stockholders after the date of grant of the restricted stock unit. The Committee has the right to waive any vesting requirements or to accelerate the vesting of restricted stock or restricted stock units.

Performance Awards

         A performance award will entitled the holder to receive payments upon the achievement of specified performance goals. The Committee will determine the terms and conditions of a performance award, including the performance goals to be achieved during the performance period, the length of the performance period and the amount and form of payment of the performance award. A performance award may be denominated or payable in cash, Common Stock or other securities, or other awards or property.

Other Stock Grants

         The Committee may otherwise grant shares of Common Stock as are deemed by the Committee to be consistent with the purpose of the plan. The Committee will determine the terms and conditions of such other stock grant.

Other Stock-Based Awards

         The Committee may grant other awards denominated or payable in, valued by reference to, or otherwise based on or related to Common Stock as are deemed by the Committee to be consistent with the purpose of the plan. The Committee will determine the terms and conditions of such other stock-based award, including the consideration to be paid for shares of Common Stock or other securities delivered pursuant to a purchase right granted under such award. The value of such consideration shall not be less than 100% of the fair market value of such shares or other securities as of the date such purchase right is granted.

DURATION, TERMINATION AND AMENDMENT

         The plan became effective as of August 24, 2001 and was amended and restated effective December 11, 2001. Unless earlier discontinued or terminated by the Board of Directors, no awards may be granted under the plan after August 23, 2011. The plan currently permits the Board of Directors to amend, alter, suspend, discontinue or terminate the plan at any time, except that prior stockholder approval will be required for any amendment to the plan that requires stockholder approval under the rules or regulations of the Nasdaq Stock Market, Inc. or any securities exchange that are applicable to the Company or that would cause the Company to be unable, under the Code, to grant incentive options under the plan. The plan is proposed to be amended to allow the Board to amend, alter, suspend, discontinue or terminate the plan at any time, subject to stockholder approval of any amendment where required by applicable law, rule or regulation. See "Proposed Amendments to the 2001 Stock Incentive Plan," below. The Committee may not amend or discontinue any outstanding award without the consent of the holder of the award if such action would adversely affect the rights of the holder.

FEDERAL TAX CONSEQUENCES

         The following summary generally describes the principal federal income tax consequences of options under the plan. The summary is general in nature and is not intended to cover all tax consequences that may apply to a particular participant or to Pilot.

Incentive Options

         Incentive options granted under the plan are intended to qualify as incentive options under Section 422 of the Code. Under Section 422, the grant and exercise of an incentive option will generally not result in taxable income to the participant (with the possible exception of alternative minimum tax liability) if the participant does not dispose of shares received upon exercise of such option less than one year after the date of exercise and two years after the date of grant, and if the participant has continuously been an employee of Pilot from the date of grant to three months before the date of exercise (or 12 months in the event of death or disability). However, the excess of the fair market value of the shares received upon exercise of the incentive option over the option price for such shares generally will constitute an item of adjustment in computing the participant's alternative minimum taxable income for the year of exercise.

         Pilot will not be entitled to a deduction for income tax purposes in connection with the exercise of an incentive option. Upon the disposition of shares acquired upon exercise of an incentive option, the participant will be taxed on the amount by which the amount realized upon such disposition exceeds the exercise price, with the amount treated as capital gain or loss.

         If the holding period requirements for incentive option treatment described above are not met, the participant will be taxed as if he received compensation in the year of the disposition. The participant must treat gain realized in the premature disposition as ordinary income to the extent of the lesser of: (1) the fair market value of the stock on the date of exercise minus the exercise price; or (2) the amount realized on disposition of the stock minus the exercise price. Any gain in excess of these amounts may be treated as capital gain. Pilot generally is entitled to deduct, as compensation paid, the amount of ordinary income realized by the participant.

         Under the Code and the plan, in no event can there first become exercisable by a participant in any one calendar year incentive options granted by Pilot or any related corporation with respect to shares having an aggregate fair market value (determined at the time an option is granted) greater than $100,000. To the extent an incentive option granted under the plan exceeds this limitation, it will be treated as a nonqualified option. In addition, no incentive option may be granted to an individual who owns, immediately before the time that the option is granted, stock possessing more than 10% of the total combined voting power of all classes of stock of Pilot unless the exercise price is equal to or exceeds 110% of the fair market value of the stock and the option period does not exceed five years.

Nonqualified Options

         If a participant receives a nonqualified option, the difference between the fair market value of the stock on the date of exercise and the exercise price will constitute taxable ordinary income to the participant on the date of exercise. Pilot generally will be entitled to a deduction in the same year in an amount equal to the income taxable to the participant. The participant's basis in shares of Common Stock acquired upon exercise of an option will equal the exercise price plus the amount of income taxable at the time of exercise. Any subsequent disposition of the stock by the participant will be treated as a capital gain or loss to the participant. If the participant has held the stock for one year or less at the time of sale, the gain or loss will be short-term capital gain or loss and taxed accordingly. On the other hand, if the participant has held the stock for more than one year at the time of sale, the gain or loss will be a long-term capital gain or loss and will be taxed as such.

SARs

         For federal income tax purposes, the grant of an SAR will not result in taxable income to the participant or a tax deduction to Pilot. At the time of exercise of an SAR, the participant will forfeit the right to benefit from any future appreciation of the stock subject to the SAR. Accordingly, taxable income to the participant is deferred until the SAR is exercised. Upon exercise, the amount of cash and fair market value of shares received by the participant, less cash or other consideration paid (if any), is taxed to the participant as ordinary income. Pilot will receive a corresponding income tax deduction to the extent the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax withholding.

Restricted Stock

         Similar to SARs, the grant of restricted stock will not result in taxable income to the employee or a tax deduction to Pilot for federal income tax purposes, unless the restrictions on the stock do not present a substantial risk of forfeiture as defined under Section 83 of the Code. In the year that the restricted stock is no longer subject to a substantial risk of forfeiture, the fair market value of such shares at that time and any cash amount awarded, less cash or other consideration paid (if any), will be included in the recipient's ordinary income as compensation. However, in the case of restricted stock issued at the beginning of the restriction period, the recipient may be able to elect at the time the restricted stock is awarded to include in his ordinary income as compensation the fair market value of such shares at such time, less any amount paid therefor. Pilot will be entitled to a corresponding income tax deduction to the extent that the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax reporting.

Restricted Units, Performance Awards, Other Stock Grants and Other Stock-Based Awards

         The federal income tax consequences of the award of restricted units, performance awards, other stock grants and other stock-based awards will depend on the conditions of the award. Generally, the transfer of cash or property will result in ordinary income to the recipient and a tax deduction to Pilot. If the property transferred is subject to a substantial risk of forfeiture, as defined under Section 83 of the Code (for example, because receipt of the property is conditioned upon the performance of substantial future services), the taxable event is deferred until the substantial risk of forfeiture lapses. However, the recipient generally may elect to accelerate the taxable event to the date of transfer, even if the property is subject to a substantial risk of forfeiture. If this election is made, subsequent appreciation is not taxed until the property is sold or exchanged (and the lapse of the forfeiture restriction does not create a taxable event). Generally, any tax deduction allowable to Pilot occurs only when ordinary income in respect of an award is recognized by the employee (and then the deduction is subject to reasonable compensation and reporting requirements). Because such awards will be subject to specific conditions established by the Committee, the federal income tax consequences to the recipient and to Pilot will depend on the specific conditions of the award.

PROPOSED AMENDMENTS TO THE 2001 STOCK INCENTIVE PLAN

         As noted above, the Board of Directors has approved the amendment and restatement of the plan, subject to stockholder approval. The amendments are designed to cause the following changes to the plan:

         - In order to comply with Section 162(m) of the Code, the amendments specify criteria which the Committee may apply to determine performance-based awards granted under the plan. Such criteria may include: consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); net income; operating income; earnings per share; book value per share; return on stockholders' equity; return on investment; return on capital; improvements in capital structure; expense management; profitability of an identifiable business unit or product; maintenance or improvement of profit margins; stock price or total stockholder return; market share; revenues or sales; costs; cash flow; working capital; return on assets; economic wealth created; and strategic business criteria.

         - Also in order to comply with Section 162(m) of the Code, the terms of the amended and restated plan would impose an annual limitation on the amount that may be paid to participants for awards settled in cash equal to the value of 100,000 shares of Common Stock, calculated on the date of grant of the award. The plan currently contains a per person award limit of 100,000 shares per year. Both the existing award limit and the proposed award limit are designed to comply with Section 162(m).

         - In addition, the amendments provide that compensation paid under the plan is intended to qualify as "performance-based compensation" under
Section 162(m) of the Code to the extent practicable and allow the Company to take actions consistent with that intent.

         - The amended and restated plan would also permit the grant of nonqualified options at exercise prices below the fair market value of the Common Stock on the date of grant as long as the exercise price is at least equal to 85% of the fair market value at the time of grant.

         - The amended and restated plan would modify the plan's amendment provisions to make such provisions more flexible by providing that stockholder approval is required for an amendment to the plan to the extent, if any, that stockholder approval is required by applicable law, rule or regulation.

         - Finally, the amended and restated plan would make certain other technical amendments designated to facilitate plan administration.

         Except as discussed herein, approval of this amendment will not alter or amend other provisions of the plan.

         The amount of compensation that will be paid pursuant to the grant of awards under the plan in the current fiscal year is not yet determinable due to vesting and other requirements. See "Executive Compensation -- Option Grants in Last Fiscal Year," above, for information regarding the grant of options under Pilot's stock incentive plans to the Named Officer during fiscal year 2001.

         THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF AMENDMENTS TO THE 2001 STOCK INCENTIVE PLAN AS DESCRIBED HEREIN. PROXIES WILL BE VOTED FOR THE AMENDMENT TO THE 2001 STOCK INCENTIVE PLAN UNLESS A VOTE AGAINST THIS PROPOSAL OR ABSTENTION IS SPECIFICALLY INDICATED.

                                   PROPOSAL 4

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Board of Directors has appointed Ernst & Young LLP, independent accountants, to audit the Company's financial statements for the fiscal year ending December 31, 2002 and seeks ratification of such appointment. In the event of a negative vote on such ratification, the Board will reconsider its appointment. Ernst & Young LLP has served as Pilot's independent accountant since August 24, 2001.

         The Company expects that one or more representatives of Ernst & Young LLP will be present at the annual meeting and will have the opportunity to make a statement if they so desire to do so and to respond to appropriate questions.

         By resolution adopted on August 24, 2001, the Board of Directors of ILRG elected to change its independent accounts to Ernst & Young LLP ("E&Y"). The independent accounting firm of Richard A. Eisner & Company, LLP was notified on September 10, 2001 that the client auditor relationship between the Company and Richard A. Eisner & Company, LLP would not be renewed. Richard A. Eisner & Company, LLP had not yet been retained to review the Company's financial statements for the quarter ending September 30, 2001. As used in this Proposal 3, the term "Company" means for periods (i) prior to November 30, 2001, Interallied Group, Inc.; and (ii) on and after November 30, 2001, Pilot Therapeutics Holdings, Inc.

         The independent accountant's report on the consolidated financial statements for the two years ended December 31, 2000 provided by Richard A. Eisner & Company, LLP contained no adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles, except such report did contain the following explanatory paragraph related to the uncertainty related to the Company's ability to continue as a going concern:
"The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note A to the financial statements, as of December 31, 2000, the Company has a working capital and stockholders' deficiency and is not engaged in any active business operations. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note A. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

         The decision to change accountants was recommended by the Company's Board of Directors.

         In connection with the audits of the Company's consolidated financial statements for each of the two years ended December 31, 2000, as well as the period up to and including August 24, 2001, there have been no disagreements with Richard A. Eisner & Company, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Richard A. Eisner & Company, LLP, would have caused Richard A. Eisner & Company, LLP to make reference to the subject matter of the disagreements in connection with their reports.

         On August 24, 2001, the Company's Board of Directors engaged E&Y as its new independent accountants to audit the Company's consolidated financial statements for the year ended December 31, 2001.

         The Company, during the two most recent fiscal years and the subsequent interim periods prior to the engagement of the E&Y, did not consult with the E&Y with regard to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered in the Company's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

         THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002. PROXIES WILL BE VOTED FOR RATIFICATION OF THE APPOINTMENT UNLESS A VOTE AGAINST THIS PROPOSAL OR ABSTENTION IS SPECIFICALLY INDICATED.

                                   AUDIT FEES

         The aggregate audit fees billed the Company during fiscal 2001 by Ernst & Young LLP were $117,585. The aggregate amount billed by Ernst & Young LLP for all other fees during fiscal 2001 for other services was $8,000, including $0 for audit-related services and $8,000 for non-audit services. Ernst & Young did not perform any financial information systems design and implementation services for the Company during fiscal 2001 or use any leased personnel in connection with the audit of the Company's financial statements of 2001.

         The Audit Committee has considered the compatibility of the non-audit services performed by and fees paid to Ernst & Young LLP in fiscal 2001 and determined that such services and fees were compatible with the independence of the auditors.


                              STOCKHOLDER PROPOSALS

         Under regulations of the Commission, any stockholder desiring to make a proposal to be acted upon at the 2002 annual meeting of stockholders must present the proposal to the Company at its principal office in Winston-Salem, North Carolina by January 14, 2003, for the proposal to be considered for inclusion in the Company's proxy statement.

         Only business properly brought before an annual meeting may be subject to action at the meeting. In addition to any other applicable requirements, for business to be properly brought before the annual meeting by a stockholder (even if the proposal is not to be included in the Company's proxy statement), the Company's bylaws provide that the stockholder must give timely notice in writing to the Secretary of the Company not more than 150 calendar days nor less than 90 calendar days before the anniversary date of the Company's proxy statement for the previous year's annual meeting. As to each matter, the notice must contain
(i) a brief description of the business desired to be raised at the meeting and the reasons for conducting such business; (ii) the name and record address of the stockholder proposing such business; (iii) the class, series and number of shares of the Company that are beneficially owned by the stockholder on the date of such stockholder notice; and (iv) interest of the stockholder in the matter. The chairman of the meeting may refuse to allow any business that is not raised in accordance with these procedures to be considered at the meeting. A proxy may confer discretionary authority to vote on any matter at an annual meeting if the Company does not receive proper notice of the matter within the timeframe described above. See the discussion of director nomination procedures in "Proposal 1, Election of Directors -- Committees of the Board of Directors," above.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors, officers and persons beneficially owning more than 10% of the Company's outstanding Common Stock to file periodic reports of stock ownership and stock transactions with the Commission. Based solely on a review of copies of these reports furnished to the Company, the Company believes all of these reports were filled in a timely manner except that David J. Mills failed to timely file a Form 3 upon becoming an officer of the Company in December 2001.


                             ADDITIONAL INFORMATION

         UPON WRITTEN REQUEST BY A STOCKHOLDER OF RECORD ON APRIL 26, 2002, THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2001, INCLUDING THE COMPANY'S FINANCIAL STATEMENTS. REQUESTS SHOULD BE DIRECTED TO DAVID J. MILLS, SECRETARY OF THE COMPANY, AT 101 NORTH CHESTNUT STREET, SUITE 102, WINSTON-SALEM, NORTH CAROLINA 27101.

                                  OTHER MATTERS

         As of the date of this proxy statement, the Board of Directors knows of no other business to come before the Annual Meeting for consideration by the Company's stockholders. If any other business properly comes before the meeting, the persons named as proxies in the accompanying proxy card will vote the shares represented by the proxy in accordance with their best judgment.

                                           By Order of the Board of Directors

                                           /s/ David J. Mills

                                           David J. Mills
                                           Secretary

Winston-Salem, North Carolina
May 14, 2002

                                      PROXY
                        PILOT THERAPEUTICS HOLDINGS, INC.
                      101 North Chestnut Street, Suite 102
                             Winston-Salem, NC 27101

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned stockholder of Pilot Therapeutics Holdings, Inc. (the "Corporation") hereby appoints Floyd H. Chilton, III and David J. Mills, or either of them, with full power to act alone, the true and lawful attorneys-in-fact ("Proxies") of the undersigned, with full power of substitution and revocation, and hereby authorizes him or them to represent and to vote, as designated below, all the shares of Common Stock of the Corporation held on record by the undersigned on April 26, 2002, at the Annual Meeting of Stockholders to be held at 3:00 p.m. on June 20, 2002 at the Auditorium in the Piedmont Triad Community Research Center, located at 115 South Chestnut Street in Winston-Salem, North Carolina, or any adjournment thereof.

PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

(Continued and to be signed on reverse side.)

FOLD AND DETACH HERE

                        PILOT THERAPEUTICS HOLDINGS, INC.

PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY [X].

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS:

1.   ELECTION OF CLASS I DIRECTORS
     Nominees:  James W. Johnston and Santo J. Costa

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE FOLLOWING SPACE.)

--------------------------------------------------------------------------------
                  FOR ALL NOMINEES LISTED              WITHHOLD
                   (EXCEPT AS MARKED TO            AUTHORITY TO VOTE
                    THE CONTRARY ABOVE)            FOR ALL NOMINEES
                            [_]                           [_]
     ELECTION OF CLASS II DIRECTORS
     Nominees:  Bradley J. Undem and Margaret M. Urquhart

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE FOLLOWING SPACE.)

--------------------------------------------------------------------------------
                  FOR ALL NOMINEES LISTED              WITHHOLD
                   (EXCEPT AS MARKED TO            AUTHORITY TO VOTE
                    THE CONTRARY ABOVE)            FOR ALL NOMINEES
                            [_]                           [_]
     ELECTION OF CLASS III DIRECTORS
     Nominees:  Floyd H. Chilton, III and Glenn J. Kline

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE FOLLOWING SPACE.)

--------------------------------------------------------------------------------
                  FOR ALL NOMINEES LISTED              WITHHOLD
                   (EXCEPT AS MARKED TO            AUTHORITY TO VOTE
                    THE CONTRARY ABOVE)            FOR ALL NOMINEES
                            [_]                           [_]

2. PROPOSAL TO APPROVE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO AUTHORIZE THE ISSUANCE OF PREFERRED STOCK:

                           FOR          AGAINST           ABSTAIN
                           [_]            [_]               [_]

3.       PROPOSAL TO APPROVE AMENDMENTS TO THE 2001 STOCK INCENTIVE PLAN:

                           FOR          AGAINST           ABSTAIN
                           [_]            [_]               [_]

4. PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002:

                           FOR          AGAINST           ABSTAIN
                           [_]            [_]               [_]

THIS PROXY, IF PROPERLY SIGNED AND RETURNED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR NAMED HEREIN AND FOR PROPOSALS 2, 3 AND 4. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

Dated: ____________________________________, 2002
Signature _______________________________________
Signature if held jointly _______________________

Please sign exactly as your name appears above. If shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

FOLD AND DETACH HERE
YOUR VOTE IS IMPORTANT!
PLEASE VOTE, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                    EXHIBIT A

                         CHARTER OF THE AUDIT COMMITTEE
                                       OF
                             THE BOARD OF DIRECTORS
                                       OF
                        PILOT THERAPEUTICS HOLDINGS, INC.
                           (AS ADOPTED DECEMBER 2001)

ORGANIZATION

         The audit committee of the board of directors shall be comprised of at least two directors who are independent of management and the Company. Members of the audit committee shall be considered independent if they have no relationship to the Company that may interfere with the exercise of their independence from management and the Company. All audit committee members will be financially literate, and at least one member will have accounting or related financial management expertise.

STATEMENT OF POLICY

         The audit committee shall provide assistance to the directors in fulfilling their responsibility to the stockholders, potential stockholders, and investment community relating to corporate accounting, reporting practices of the company, and the quality and integrity of financial reports of the company. In so doing, it is the responsibility of the audit committee to maintain free and open communication between the directors, the independent auditors, the internal auditors, and the financial management of the company.

RESPONSIBILITIES

         In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and stockholders that the corporate accounting and reporting practices of the company are in accordance with all requirements and are of the highest quality.

         In carrying out these responsibilities, the audit committee will:

         - Obtain the full board of directors' approval of this Charter and review and reassess this Charter as conditions dictate.

         - Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the company and its divisions and subsidiaries.

         - Have a clear understanding with the independent auditors that they are ultimately accountable to the board of directors and the audit committee, as the stockholders' representatives, who have the ultimate authority in deciding to engage, evaluate, and if appropriate, terminate their services.

         - Review and concur with management's appointment, termination, or replacement of the director of internal audit.

         - Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the procedures to be utilized, the adequacy of the independent auditor's compensation, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

         - Review with the independent auditors, when applicable, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the code of conduct.

         - Review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related company compliance policies.

         - Inquire of management, and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

         - Review the quarterly financial statements with financial management and the independent auditors prior to the filing of the Form 10-Q (or prior to the press release of results, if possible) to determine that the independent auditors do not take exception to the disclosure and content of the financial statements, and discuss any other matters required to be communicated to the committee by the auditors. The chair of the committee may represent the entire committee for purposes of this review.

         - Review the financial statements contained in the annual report to stockholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the stockholders. Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices, and discuss any other matters required to be communicated to the committee by the auditors. Also review with financial management and the independent auditors their judgments about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the organization's accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements.

         - Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of audit.

         - Review accounting and financial human resources and succession planning within the Company.

         - Report the results of the annual audit to the board of directors. If requested by the board, invite the independent auditors to attend the full board of directors meeting to assist in reporting the results of the annual audit or to answer other directors' questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the audit committee meeting during which the results of the annual audit are reviewed).

         - On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend that the board of directors take, appropriate action to ensure the continuing independence of the auditors.

         - Review the report of the audit committee in the annual report to stockholders and the Annual Report on Form 10-K disclosing whether or not the committee had reviewed and discussed with management and the independent auditors, as well as discussed within the committee (without management or the independent auditors present), the financial statements and the quality of accounting principles and significant judgments affecting the financial statements.

                  In addition, disclose the committee's conclusion on the fairness of presentation of the financial statements in conformity with GAAP based on those discussions.

         - Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

         - Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

         - Review the Company's disclosure in the proxy statement for its annual meeting of stockholders that describes that the Committee has satisfied its responsibilities under this Charter for the prior year. In addition, include a copy of this Charter in the annual report to stockholders or the proxy statement at least triennially or the year after any significant amendment to the Charter.

                                    EXHIBIT B

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                        PILOT THERAPEUTICS HOLDINGS, INC.


                                    ARTICLE I

         The name of the Corporation is Pilot Therapeutics Holdings, Inc.

                                   ARTICLE II

         The registered office of the Corporation in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at that address is The Corporation Trust Company.

                                   ARTICLE III

         The purpose of the Corporation is to engage, directly or indirectly, in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

                                   ARTICLE IV

         The aggregate number of shares of capital stock which the Corporation shall have authority to issue is seventy million (70,000,000), fifty million (50,000,000) of which shall be shares of Common Stock, par value ($.001) per share (the "Common Stock"), and twenty million (20,000,000) of which shall be preferred stock, par value $.001 per share (the "Preferred Stock"). The holders of the Preferred Stock shall be entitled to such rights, powers, designations and preferences as may be approved from time to time by the Board of Directors of the Corporation as set forth in a Certificate of Designation filed pursuant to the Delaware General Corporation Law. The authority to approve such rights, powers, designations and preferences of the Preferred Stock is expressly vested in the Board of Directors of the Corporation.

         A. Voting Rights. The holders of each share of Common Stock shall have the right to one vote, and shall be entitled to notice of any stockholders' meeting in accordance with the Bylaws of this Corporation, and shall be entitled to vote upon such matters and in such manner as may be provided by law on all matters submitted to a vote at any meeting of the stockholders.

         B. Dividend Rights. Subject to the rights of holders of all classes of stock at the time outstanding having prior rights as to dividends, the holders of the Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any funds of the Corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

                                    ARTICLE V

         The number of Directors shall be as specified in or fixed in accordance with the Bylaws of the Corporation, but such number may be increased or decreased from time to time in such manner as may be prescribed in the Bylaws. In the absence of a Bylaw specifying the number of Directors, the number shall be seven (7). Commencing with the 2002 annual meeting of stockholders (or at the effective time of a written consent in lieu thereof), the Board of Directors shall be divided into three classes, Class I, Class II and Class III, as nearly equal in number as possible. The initial terms of such classes of Directors shall expire at the annual meeting of stockholders to be held in the following years: Class I - 2003; Class II - 2004; and Class III - 2005. At each annual meeting of stockholders after the 2002 annual meeting of stockholders, the successors to the class of Directors whose term shall then expire shall be identified as being of the same class of Directors they succeed and shall be elected to hold office for a term expiring at the third succeeding annual meeting of stockholders. When the number of Directors is changed, any newly-created directorships or any decrease in directorships shall be so apportioned among the classes by the Board of Directors as to make all classes as nearly equal in number as possible; provided, however, that no decrease in the number of Directors shall shorten or terminate the term of any incumbent Director.

                                   ARTICLE VI

         In addition to the powers conferred upon the stockholders by the Delaware General Corporation Law to adopt, amend or repeal the Bylaws, the Board of Directors may adopt, amend or repeal the Bylaws of the Corporation.

                                   ARTICLE VII

         A Director of the Corporation shall under no circumstances have any personal liability to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director except for those specific breaches and acts or omissions with respect to which the Delaware General Corporation Law expressly provides that this provision shall not eliminate or limit such personal liability of Directors. The modification or repeal of this Article VII shall not affect the restriction hereunder of a Director's personal liability for any act or omission occurring prior to such modification or repeal.

                                  ARTICLE VIII

         The Corporation shall, to the fullest extent permitted by Section 145 of the Delaware General Corporation Law, as the same may be amended and supplemented indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in his official capacity while holding such office and to action while serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, and shall continue as to a person who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person; provided, however, that the Corporation shall indemnify any such indemnitee in connection with a proceeding initiated by such indemnitee only if such proceeding was authorized by the Board of Directors of the Corporation. In connection with the indemnification provided by Section 145 of the Delaware General Corporation Law and under any Bylaw, agreement, vote of stockholders or disinterested Directors or otherwise, expenses incurred by a Director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation in accordance with Section 145 of the Delaware General Corporation Law or as authorized in the Bylaws of the Corporation.

                                   ARTICLE IX

         The Corporation reserves the right to amend, alter, change or repeal any provisions contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation. This Certificate of Incorporation may be amended by a resolution adopted by the Board of Directors and, if required by the Delaware General Corporation Law, the approval of the stockholders of the Corporation by the affirmative vote of a majority of the votes entitled to be cast by each voting group entitled to vote on the matter; provided, however, that any amendment or repeal of Article V of this Certificate of Incorporation shall be approved by the affirmative vote of at least two-thirds of the votes entitled to be cast by each voting group entitled to vote on the matter.

                                   EXHIBIT C

                        PILOT THERAPEUTICS HOLDINGS, INC.

                            2001 STOCK INCENTIVE PLAN

                 (AS AMENDED AND RESTATED THROUGH JUNE 20, 2002)

                        PILOT THERAPEUTICS HOLDINGS, INC.
                            2001 STOCK INCENTIVE PLAN
                 (AS AMENDED AND RESTATED THROUGH JUNE 20, 2002)


1.       PURPOSE

         The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors and non-employee directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company's business and to afford such persons an opportunity to acquire a proprietary interest in the Company.

2.       DEFINITIONS

         In addition to other terms defined herein, for purposes of the Plan, the following terms shall have the meanings set forth below:

         (a) "Affiliate" shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and
(ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee in a manner consistent with the registration provisions of the federal securities laws.

         (b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Other Stock Grant or Other Stock-Based Award granted under the Plan.

         (c) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

         (d)      "Board" shall mean the Board of Directors of the Company.

         (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

         (f) "Committee" shall mean a committee of Directors designated by the Board to administer the Plan. Unless the Board determines otherwise, the Committee shall be comprised solely of "non-employee directors," as such term is defined in Rule 16b-3, or as may otherwise be permitted under Rule 16b-3. Further, to the extent required by Section 162(m) of the Code or related regulations, the Plan shall be administered by a committee comprised of "outside directors" (as such term is defined in Section 162(m) and related regulations) or as may otherwise be permitted under Section 162(m) and related regulations. For the purposes herein, the term "Committee" may also include the Board if it is exercising authority to administer the Plan under Section 3(c) herein.

         (g) "Company" shall mean Pilot Therapeutics Holdings, Inc., a Delaware corporation, and any successor corporation.

         (h)      "Director" shall mean a member of the Board.

         (i) "Eligible Person" shall mean any employee, officer, consultant, independent contractor or Director providing services to the Company or any Affiliate whom the Committee determines to be an Eligible Person.

         (j) "Fair Market Value" shall mean the fair market value per share of the Common Stock, as determined in accordance with the following provisions unless the Committee determines otherwise: (A) if the Shares of Common Stock are listed for trading on the New York Stock Exchange or the American Stock Exchange, the fair market value shall be the closing sales price per share of the Shares on the New York Stock Exchange or the American Stock Exchange (as applicable) on the date immediately preceding the date the option is granted or other determination is made (each, a "valuation date"), or, if there is no transaction on such date, then on the trading date nearest preceding the valuation date for which closing price information is available, and, provided further, if the Shares are quoted on the Nasdaq National Market or the Nasdaq SmallCap Market of the Nasdaq Stock Market but are not listed for trading on the New York Stock Exchange or the American Stock Exchange, the fair market value shall be the closing sales price for such stock (or closing bid, if no sales were reported) as quoted on the system on the date immediately or nearest preceding the valuation date for which such information is available; or (B) if the Shares are not listed or reported in any of the foregoing, then the fair market value shall be determined by the Committee in accordance with the applicable provisions of Section 20.2031-2 of the Federal Estate Tax Regulations, or in any other manner consistent with the Code and accompanying regulations.

         (k)      "Incentive Stock Option" shall mean an option granted under
Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

         (l) "Non-Qualified Stock Option" shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

         (m) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option, and shall include Reload Options.

         (n) "Other Stock Grant" shall mean any right granted under Section 6(e) of the Plan.

         (o)      "Other Stock-Based Award" shall mean any right granted under
Section 6(f) of the Plan.

         (p) "Participant" shall mean an Eligible Person designated to be granted an Award under the Plan.

         (q) "Performance Award" shall mean any right granted under Section 6(d) of the Plan.

         (r) "Person" shall mean any individual, corporation, partnership, association or trust.

         (s) "Plan" shall mean the Pilot Therapeutics Holdings, Inc. 2001 Stock Incentive Plan, as amended from time to time, the provisions of which are set forth herein.

         (t) "Reload Option" shall mean any Option granted under Section 6(a)(iv) of the Plan.

         (u) "Restricted Stock" shall mean any Shares granted under Section 6(c) of the Plan.

         (v)      "Restricted Stock Unit" shall mean any unit granted under
Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

         (w) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule or regulation.

         (x) "Shares" shall mean shares of Common Stock, $0.001 par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

         (y)      "Stock Appreciation Right" shall mean any right granted under
Section 6(b) of the Plan.

3.       ADMINISTRATION

         (a) Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) each

Award; (iv) determine the terms and conditions of any Award or Award Agreement;
(v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options or the lapse of restrictions relating to Restricted Stock, Restricted Stock Units or other Awards; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash, Shares, promissory notes, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate. No member of the Board or Committee, as applicable, shall be liable while acting in an administrative capacity with respect to the Plan for any action or determination made in good faith in respect to the Plan or any award or agreement.

         (b) Delegation. Notwithstanding the other provisions of Section 3, the Committee may delegate to one or more officers of the Company the authority to grant Awards to Eligible Persons, and to make any or all of the determinations reserved for the Committee in the Plan and summarized in Section 3(a) herein with respect to such Awards (subject to such terms and conditions as may be established by the Committee); provided, however, that, to the extent required by Section 16 of the Exchange Act or Section 162(m) of the Code, the Participant, at the time of said grant or other determination, (i) is not deemed to be an officer or Director of the Company within the meaning of Section 16 of the Exchange Act; and (ii) is not deemed to be a "covered employee" as defined under Section 162(m) of the Code and related regulations. To the extent that the Committee has delegated authority to grant awards pursuant to this Section 3(b) to one or more officers of the Company, references to the Committee shall include references to such officer or officers, subject, however, to the requirements of the Plan, Rule 16b-3, Section 162(m) of the Code and other applicable law.

         (c) Power and Authority of the Board of Directors. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, and, in such event, references to the Committee shall include the Board.

4.       SHARES AVAILABLE FOR AWARDS

         (a) Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be 1,200,000. Shares to be issued under the Plan may be either authorized but unissued Shares, treasury shares or Shares acquired in the open market or otherwise. Any Shares that are delivered or withheld as full or partial payment to the Company of the purchase price relating to an Award, or in connection with the satisfaction of tax obligations relating to an Award, shall again be available for granting Awards (other than Incentive Stock Options) under the Plan. In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan. Notwithstanding the foregoing, the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 1,200,000, subject to adjustment as provided in the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision.

         (b) Accounting for Awards. For purposes of this Section 4, and unless the Committee determines otherwise, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

         (c) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of
(i) the number and type of Shares (or other securities or other property) that thereafter may be issuable under the Plan, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

         (d) Award Limitations Under the Plan. Subject to adjustment as provided in Section 4(c) herein, no Eligible Person may be granted any Award or Awards under the Plan, the value of which Award or Awards is based solely on an increase in the value of the Shares after the date of grant of such Award or Awards, for more than 100,000 Shares in the aggregate in any calendar year (or the equivalent value thereof based on the Fair Market Value per share of the Common Stock on the date of grant of an Award with respect to any Awards settled in cash). The foregoing annual limitation specifically includes the grant of any Award or Awards representing "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

5.       ELIGIBILITY

         Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.

6.       AWARDS

         (a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

                  (i) Exercise Price. The price per share at which an Option may be exercised (the "exercise price") shall be established by the Committee; provided, that (i) in the case of an Incentive Stock Option, the exercise price shall be no less than 100% of the Fair Market Value per share of the Common Stock on the date of grant (or 110% of the Fair Market Value with respect to Incentive Stock Options granted to an employee who owns stock possessing more than 10% of the total voting power of all classes of stock of the Company or a related corporation, as provided in Section 422(c)(5) of the Code); and (ii) in the case of a Non-Qualified Option, in no event shall the exercise price per share of any such option be less than 85% of the Fair Market Value per share of the Common Stock on the date of grant.

                  (ii) Option Term. The term of each Option (the "option period") shall be determined by the Committee. With respect to Incentive Stock Options, the option period shall not extend more than 10 years from the date on which the Option is granted (or five years with respect to Incentive Stock Options granted to an individual who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a related corporation, as provided in Section 6(a)(i) herein). Any Option or portion thereof not exercised before expiration of the option period shall terminate.

                  (iii) Time and Method of Exercise. The Committee shall determine the time or times at which and conditions pursuant to which an Option may be exercised in whole or in part. The Committee shall determine the method or methods by which, and the form or forms in which payment of the exercise price with respect thereto may be made or deemed to have been made. Such form or forms of consideration may include, without limitation, cash, Shares, promissory notes, services, other securities, other Awards or other property, or any combination thereof; provided, however, that such forms must have a Fair Market Value on the exercise date equal to the relevant exercise price and be acceptable under applicable law.

                  (iv) Reload Options. The Committee may grant Reload Options, separately or together with another Option, pursuant to which, subject to the terms and conditions established by the Committee, the Participant would be granted a new Option when the payment of the exercise price of a previously granted option is made by the delivery of Shares owned by the Participant pursuant to Section 6(a)(iii) of the Plan or the relevant provisions of another plan of the Company, and/or when Shares are tendered or withheld as payment of the amount to be withheld under applicable income tax laws in connection with the exercise of an Option, which new Option would be an Option to purchase the number of Shares not exceeding the sum of (A) the number of Shares so provided as consideration upon the exercise of the previously granted option to which such Reload Option relates and (B) the number of Shares, if any, tendered or withheld as payment of the amount to be withheld under applicable tax laws in connection with the exercise of the option to which such Reload Option relates pursuant to the relevant provisions of the plan or agreement relating to such option. Reload Options may be granted with respect to Options previously granted under the Plan or any other stock option plan of the Company or may be granted in connection with any Option granted under the Plan or any other stock option plan of the Company at the time of such grant. Such Reload Options shall have a per share exercise price equal to the Fair Market Value of one Share as of the date of grant of the new Option. Any Reload Option shall be subject to availability of sufficient Shares for grant under the Plan.

                  (v) Limitations on Exercise of Incentive Stock Options. In no event shall there first become exercisable by an employee in any one calendar year Incentive Stock Options granted by the Company or any related corporation with respect to Shares having an aggregate Fair Market Value (determined at the time an Incentive Stock Option is granted) greater than $100,000; provided that, if such limit is exceeded, then the first $100,000 of Shares to become exercisable in such calendar year will be Incentive Stock Options and the Options (or portion thereof) for Shares with a value in excess of $100,000 that first became exercisable in that calendar year will be Non-Qualified Stock Options. In the event the Code or the regulations promulgated thereunder are amended after the effective date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, then such different limit shall be automatically incorporated herein and will apply to any Incentive Stock Option granted after the date of such amendment.

                  (vi) Post-Termination Exercise Provisions Applicable to Employees. Unless the Committee determines otherwise, no Option granted to a Participant who was an employee at the time of grant shall be exercised unless the Participant is, at the time of exercise, an employee as described in Section 5, and has been an employee continuously since the date the Option was granted, subject to the following:

                           (A) An Option shall not be affected by any change in the terms, conditions or status of the Participant's employment, provided that the Participant continues to be an employee of the Company or a related corporation.

                           (B) The employment relationship of a Participant shall be treated as continuing intact for any period that the Participant is on military or sick leave or other bona fide leave of absence; provided, that the period of such leave does not exceed ninety (90) days, or, if longer, as long as the Participant's right to re-employment is guaranteed either by statute or by contract. The employment relationship of a Participant shall also be treated as continuing intact while the Participant is not in active service because of disability. For purposes of the Plan, "disability" shall mean the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The Committee shall determine whether a Participant is disabled within the meaning of this paragraph and, if applicable, the date of a Participant's termination of employment or service for any reason (the "termination date").

                           (C) Unless the applicable Award Agreement provides otherwise, if the employment of a Participant is terminated because of disability within the meaning of subparagraph (B) above, or if the Participant dies while he is an employee or dies within ninety (90) days after his termination date because of disability, the Option may be exercised only to the extent that it was exercisable on the termination date, except that the Committee may in its discretion accelerate the date for exercising all or any part of the Option which was not otherwise exercisable on the termination date. The Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (1) the close of the period of twelve (12) months next succeeding the termination date (or such other time period as may be specified in the Award Agreement); or
                  (2) the close of the option period. In the event of the Participant's death, such Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

                           (D) Unless the applicable Award Agreement provides otherwise, if the employment of the Participant is terminated for any reason other than disability (as defined in subparagraph (B) above) or death or for "cause," his Option may be exercised to the extent exercisable on the termination date, except that the Committee may in its discretion accelerate the date for exercising all or any part of the Option that was not otherwise exercisable on the termination date. The Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (1) the close of the period of ninety (90) days next succeeding the termination date (or such other time period as may be specified in the Award Agreement); or (2) the close of the option period. If the Participant dies following such termination of employment and prior to the earlier of the dates specified in (1) or (2) of this subparagraph (D), the Participant shall be treated as having died while employed under subparagraph (C) immediately preceding (treating for this purpose the Participant's date of termination of employment as the termination date). In the event of the Participant's death, such Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

                           (E) Unless the applicable Award Agreement provides otherwise, if the employment of the Participant is terminated for "cause," his Option shall lapse and no longer be exercisable as of the effective time of his termination date, as determined by the Committee. For purposes of the Plan, unless the Committee determines otherwise, a Participant's termination shall be for "cause" if such termination results from any one or more of the following events, circumstances or occurrences: (1) the Participant's material breach of any written employment, consulting, advisory, proprietary information, nondisclosure or other agreement with the Company and his subsequent failure to cure such breach to the satisfaction of the Committee within the cure period provided in such agreement, if any; (2) the Participant's conviction of, or entry of a plea of guilty or nolo contendere to, a felony or any misdemeanor involving moral turpitude if the Committee reasonably determines that such conviction or plea materially adversely affects the Company; (3) the commission of an act of fraud or dishonesty by the Participant if the Committee reasonably determines that such act materially adversely affects the Company; or (4) the Participant's intentional damage or destruction of substantial property of the Company. The determination of "cause" shall be made by the Committee and its determination shall be final and conclusive.

                           (F) Notwithstanding the foregoing, the Committee shall have authority, in its sole discretion, to accelerate the date for exercising all or any part of an Option held by an employee that was not otherwise exercisable on the termination date, extend the period during which an Option may be exercised, modify the other terms and conditions of exercise, or any combination of the foregoing.

                  (vii) Post-Termination Exercise Provisions Applicable to Directors, Consultants and Independent Contractors. Unless the applicable Award Agreement provides otherwise, an Option granted to a Participant who was an independent contractor or consultant (each, an "independent director") or non-employee Director of the Company or an Affiliate at the time of grant (and who does not thereafter become an employee, in which case he shall be subject to the provisions of
         Section 6(a)(vi) herein) may be exercised (unless the termination was for cause) only to the extent exercisable on the date of the Participant's termination of service to the Company or an Affiliate as determined by the Committee, and must be exercised, if at all, prior to the first to occur of the following, as applicable: (A) the close of the period of ninety (90) days next succeeding the termination date (or such other time period as may be specified in the Award Agreement); or
         (B) the close of the option period. If the services of an independent contractor are terminated for cause or a non-employee Director is removed for cause (as defined in Section 6(a)(vi)(E) herein), the Option shall lapse and no longer be exercisable as of the effective time of his termination date, as determined by the Committee. Notwithstanding the foregoing, the Committee may in its sole discretion accelerate the date for exercising all or any part of an Option held by an independent contractor or non-employee Director that was not otherwise exercisable on the termination date, extend the period during which such an Option may be exercised, modify the other terms and conditions of exercise, or any combination of the foregoing.

                  (viii) Stock Certificates. A certificate or certificates for Shares acquired upon exercise of an Option will be issued in the name of the Participant (or his beneficiary) and delivered to the Participant (or his beneficiary) as soon as practical following receipt of notice of exercise and payment of the exercise price. A Participant or his legal representative, legatees or distributees shall not be deemed to be the holder of any shares subject to an Option unless and until certificates for such shares are issued to him or them under the Plan.

         (b) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate. Without limiting the effect of the foregoing, unless the Committee determines otherwise, in the event of the termination of employment or service of a Participant who has been granted Stock Appreciation Rights, such Participant shall be subject to the exercise provisions applicable to Participants who have been granted Options as provided in Section 6(a)(vi) and (vii) herein.

         (c) Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

                  (i) Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, a waiver by the Participant of the right to vote or to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

                  (ii) Stock Certificates. Unless the Committee determines otherwise, a certificate or certificates for Shares of Common Stock subject to a Restricted Stock or Restricted Stock Unit shall be issued in the name of the Participant (or his beneficiary) and distributed to the Participant (or his beneficiary) as soon as practicable after the Shares subject to the Award (or portion thereof) have vested. Notwithstanding the foregoing, the Committee shall have the right to retain custody of certificates evidencing the Shares subject to Restricted Stock or Restricted Stock Units and to require the Participant to deliver to the Corporation a stock power, endorsed in blank, with respect to such Award, until such time as the Award vests (or is forfeited).

                  (iii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service (as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holders of the Restricted Stock Units.

         (d) Performance Awards. The Committee is hereby authorized to grant Performance Awards to Participants subject to the terms of the Plan and any applicable Award Agreement. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. The Committee shall determine the nature, length and starting date of the period during which a Performance Award may be earned (the "performance period"), and shall determine the conditions which must be met in order for a Performance Award to be granted or to vest or be earned (in whole or in part), which conditions may include but are not limited to specified performance objectives, completion of the performance period, or a combination of such conditions. The Committee shall determine the performance objectives to be used in valuing Performance Awards and shall determine the extent, if any, to which such Awards have been earned. Performance objectives may vary from Participant to Participant and between groups of Participants and shall be based on such corporate, business unit or division and/or individual performance factors and criteria as the Committee in its sole discretion may deem appropriate, which factors may include one or more of the following criteria: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per share; (v) book value per share; (vi) return on stockholders' equity; (vii) return on investment; (viii) return on capital; (ix) improvements in capital structure; (x) expense management; (xi) profitability of an identifiable business unit or product;
(xii) maintenance or improvement of profit margins; (xiii) stock price or total stockholder return; (xiv) market share; (xv) revenues or sales; (xvi) costs;
(xvii) cash flow; (xviii) working capital; (xix) return on assets; (xx) economic wealth created; and (xxi) strategic business criteria. The Committee shall have sole authority to determine whether and to what degree Performance Awards have been earned and are payable and to interpret the terms and conditions of performance awards and the provisions herein. The Committee also shall determine the form and terms of payment of Performance Awards.

         (e) Other Stock Grants. The Committee is hereby authorized, subject to the terms of the Plan and any applicable Award Agreement, to grant to Participants Shares without restrictions thereon as are deemed by the Committee to be consistent with the purpose of the Plan.

         (f) Other Stock-Based Awards. The Committee is hereby authorized to grant to Participants, subject to the terms of the Plan and any applicable Award Agreement, such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(f) shall be purchased for such consideration, which may be paid by such method or methods and in form or forms (including, without limitation, cash, Shares, promissory notes, services, other securities, other Awards or other property or any combination thereof), as the Committee shall determine; provided, however, that the value of which consideration, as established by the Committee, shall not be less than 100% of the Fair Market Value of such Shares or other securities as of the date such purchase right is granted and such form or forms of consideration must be acceptable under applicable law.

         (g)      General.

                  (i) No Cash Consideration for Awards. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

                  (ii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate other than the Plan. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

                  (iii) Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividend equivalents with respect to installment or deferred payments.

                  (iv) Limits on Transfer of Awards. No Award (other than Other Stock Grants) and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, transfer Non-Qualified Stock Options or designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant. Except to the extent that Options may be transferable pursuant to the preceding sentence, each Award or right under any Award shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

                  (v) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee (subject to the provisions of Section 6(a)(ii) herein).

                  (vi) Restrictions; Securities Exchange Listing. All Awards, Shares and other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made or legends to be affixed to reflect such restrictions. Notwithstanding any other Plan provision to the contrary, the Company shall not be obligated to issue, deliver or transfer Shares of Common Stock under the Plan, make any other distribution of benefits under the Plan, or take any other action, unless such delivery, distribution or action is in compliance with all applicable laws, rules and regulations (including but not limited to the requirements of the Securities Act of 1933, as amended). If any securities of the Company are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

7.       AMENDMENT AND TERMINATION; ADJUSTMENTS

         (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided that approval of an amendment to the Plan by the stockholders of the Company shall be required to the extent, if any, that stockholder approval of such amendment is required by applicable law, rule or regulation.

         (b) Amendments to Awards. The Committee may waive or modify any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided herein or in the Award Agreement, the Committee may not amend, suspend, discontinue or terminate any outstanding Award if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof.

         (c) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

8.       INCOME TAX WITHHOLDING; TAX BONUSES

         (a) Withholding. In order to comply with all applicable federal, state and local income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state and local payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal, state and local taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

         (b) Tax Bonuses. The Committee, in its discretion, shall have the authority, at the time of grant of any Award under this Plan or at any time thereafter, to approve cash bonuses to designated Participants to be paid upon their exercise or receipt of (or the lapse of restrictions relating to) Awards in order to provide funds to pay all or a portion of federal, state and local taxes due as a result of such exercise or receipt (or the lapse of such restrictions). The Committee shall have full authority in its discretion to determine the amount of any such tax bonus.

9.       GENERAL PROVISIONS

         (a) No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

         (b) Award Agreements. Unless the Committee determines otherwise, no Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

         (c) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

         (d) No Right to Employment or Service. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ or service of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment or service at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment or service free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.

         (e) Governing Law. The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of laws.

         (f) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

         (g) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

         (h) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

         (i) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

         (j) Successors and Assigns. The Plan shall be binding upon the Company, its successors and assigns, and Participants, their executors, administrators and permitted transferees and beneficiaries.

10.      EFFECTIVE DATE OF THE PLAN

         The Plan was approved by the Board on August 24, 2001, subject to approval by the stockholders of the Company within twelve (12) months thereafter. Any Award granted under the Plan prior to stockholder approval of the Plan shall be subject to stockholder approval of the Plan. The Plan was amended and restated effective December 11, 2001, and further amended and restated through June 20, 2002.

11.      TERM OF THE PLAN

         No Award shall be granted under the Plan after August 23, 2011 or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date.

12.      CODE SECTION 162(M) PERFORMANCE-BASED COMPENSATION

         To the extent to which Section 162(m) of the Code is applicable, the Company intends that compensation paid under the Plan to "covered employees" (as such term is defined in Section 162(m) and related regulations) will constitute qualified "performance-based compensation" within the meaning of Section 162(m) and related regulations, unless otherwise determined by the Committee. Accordingly, the provisions of the Plan shall be administered and interpreted in a manner consistent with Section 162(m) and related regulations. If any provision of the Plan or any Award that is granted to a covered employee does not comply or is inconsistent with the requirements of Section 162(m) or related regulations, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable to a covered employee in connection with any such Participant's Award upon attainment of the applicable performance objectives.

         IN WITNESS WHEREOF, this Pilot Therapeutics Holdings, Inc. 2001 Stock Incentive Plan, as amended and restated through June 20, 2002, is, by the authority of the Board of Directors of the Company, executed in behalf of the Company, effective this ____ day of ____________, 2002.


                                   PILOT THERAPEUTICS HOLDINGS, INC.

                                   By:
                                      ---------------------------------------
                                   Name:
                                        -------------------------------------
                                   Title:
                                         ------------------------------------

ATTEST:


----------------------------------
[Assistant] Secretary

[Corporate Seal]